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                                                                   EXHIBIT 23.1

                      CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in the Prospectus constituting part of the Registration Statements on Form S-3 (No. 33-66516, No. 33-54741, No. 333-00903 and No. 333-13099) and in the Registration
Statement on Form S-8 (No. 33-67834) of Western Gas Resources, Inc. of our report dated March 7, 1996 appearing on page 25 of this Form 10-K.

PRICE WATERHOUSE LLP

Denver, Colorado
March 14, 1997